UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 12, 2010
Access Plans, Inc.
(Exact name of registrant as specified in its charter)

OKLAHOMA	000-30099	27-1846323

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 36th Avenue NW, Suite 105, Norman, OK	73072

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (405) 579-8525
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Today, RJ Falkner & Company, Inc. issued a research profile report on Access Plans, Inc. The information compilations, views, opinions, conclusions and projections contained in the report are only those of RJ Falkner & Company, Inc. Although the report was prepared at the request of Access Plans, Inc., it neither agrees and endorses nor disagrees with the opinions, conclusion and projections contained in the report. The report can be viewed at www.rjfalkner.com and is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	RJ Falkner Research Profile
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCESS PLANS, INC. (Registrant)
Date: November 12, 2010	By:	/s/ Bradley W. Denison
		Name:	Bradley W. Denison
		Title:	Executive Vice President, Secretary and General Counsel